DERIVATIVES (Tables)	12 Months Ended
Dec. 31, 2015
Impact from Foreign Exchange Derivative Instruments Designated as Cash Flow Hedges

The impact from foreign exchange derivative instruments designated as cash flow hedges were as follows:

Years Ended December 31,	2015	2014
Gain recorded in accumulated other comprehensive loss	$3,716	$384
Gain reclassified from accumulated other comprehensive loss into earnings	$(2,730)	—

Fair Value of Derivative Instruments and Location in the Balance Sheets

The following table summarizes the fair value of derivative instruments, which consist solely of foreign currency forward contracts, included in other current assets and accrued expenses and other current liabilities in our consolidated balance sheets. See Note 14.

	Asset Derivatives		Liability Derivatives
December 31,	2015	2014	2015	2014
Derivatives designated as hedging instruments	$923	$384	$3	—
Derivatives not designated as hedging instruments	326	260	4	—

Total derivative instruments	$1,249	$644	$7	—